THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT A

                 PORTFOLIO DIRECTOR FIXED AND VARIABLE ANNUITY
                  EQUITY DIRECTOR FIXED AND VARIABLE ANNUITY
                    GUP & GTS-VA FIXED AND VARIABLE ANNUITY
                   UIT-981 IMPACT FIXED AND VARIABLE ANNUITY
                 INDEPENDENCE PLUS FIXED AND VARIABLE ANNUITY
                     POTENTIA FIXED AND VARIABLE ANNUITY

                           SUPPLEMENT TO THE
                 STATEMENTS OF ADDITIONAL INFORMATION


	The Variable Annuity Life Insurance Company ("VALIC") is amending its Statements of Additional Information for the purpose of giving notification of the termination of the Capital Maintenance Agreement effective October 31, 2014.

	VALIC is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), and is a party to an Amended and Restated Unconditional Capital Maintenance Agreement, entered into and effective as of February 18, 2014, with AIG (the "CMA"). Under the CMA, AIG agreed to, among other things, maintain the total adjusted capital of the Company at or above a specified minimum percentage as stated in the CMA.

On October 31, 2014, VALIC and AIG agreed to terminate the CMA in its entirety effective immediately. The termination of the CMA has no impact on the insurance guarantees of the contract. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to the Company's financial strength, claims paying ability and long term ability to make such payments.

Dated:  October 31, 2014











Please keep this Supplement with the Statement of Additional Information